UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
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                           THE TOWN AND COUNTRY TRUST
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                (Name of Registrant As Specified In Its Charter)

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THE TOWN AND COUNTRY TRUST ISSUED THE FOLLOWING LETTER DATED FEBRUARY 10, 2006
TO ITS HOLDERS OF 100 SHARES OR MORE WHO HAVE NOT VOTED ON THE MERGER:

                           THE TOWN AND COUNTRY TRUST
                             300 East Lombard Street
                               Baltimore, MD 21202



February 10, 2006


Dear Shareholder:

We have previously sent to you proxy material for the special meeting of shareholders of The Town and Country Trust to be held on March 9, 2006. Your Board of Trustees unanimously recommends that shareholders vote FOR the merger of The Town and Country Trust with and into Magazine Acquisition LP pursuant to the Agreement and Plan of Merger, dated as of December 19, 2005, by and among Magazine Acquisition GP LLC, Magazine Acquisition LP, Magazine Acquisition LLC, The Town and Country Trust and the TC Operating Limited Partnership (the "merger agreement"), the merger agreement and the other transactions contemplated by the merger agreement, as more fully described in the previously sent proxy materials.

Since approval of the merger, the merger agreement and the other transactions contemplated by the merger requires the affirmative vote of two-thirds of the outstanding shares, your vote is important. Whether or not you have already done so, please vote TODAY by telephone, Internet, or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Thank you for your cooperation.

Very truly yours,[GRAPHIC OMITTED]


/s/ Daniel G. Berick

Daniel G. Berick
Secretary


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